As filed with the Securities and Exchange Commission on March 11, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

The Chaconia Income & Growth Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP, 777 E. Wisconsin Avenue, Milwaukee, WI 53202
 (Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2003

Date of reporting period: December 31, 2003

Item 1. Report to Stockholders.

CHACONIA INCOME & GROWTH FUND
[Chaconia Logo]

ANNUAL REPORT
DECEMBER 31, 2003

CHACONIA INCOME & GROWTH FUND, INC.
Letter to Shareholders

Dear Shareholders:

Equity Outlook for 2004

Continued low interest rates, an increasingly broad economic recovery and consistent gains in corporate profits are signs the market’s strong performance may continue in 2004. Consolidation efforts in the wireless, banking and media industries may also act as additional catalysts for the equity markets as over capacity in several sectors appears poised to be reduced. The Institute of Supply Management’s (ISM) index of manufacturing activity finished the year with a 66.2 measure, the sixth consecutive month of increases. Readings above 50 indicate expansion activity in each sector. However, optimism is tempered by inconsistent employment growth, ever increasing federal and trade deficits, an unpredictable international climate and uncertainty surrounding the upcoming U.S. Presidential elections. Additionally, while the US Federal Reserve Bank kept a lid on short term rates, the Feds are starting to broach the idea about the need for a rate hike.

Going forward, we expect to see modest improvement in stock prices over the next 12 months. For the momentum realized in 2003 to be sustained, the much anticipated and welcomed corporate capital expenditures will have to pick up. Consumer spending has been carrying the day but with consumer debt and leverage at record highs, the markets cannot continue to rely on the consumer. The market should continue its upswing; however, the broadness of last year’s rally may be difficult to replicate. We believe the holdings in the Chaconia Income & Growth Fund are well positioned to participate in positive market returns. The Fund will continue to execute its proven investment philosophy in 2004 and seek better than average results for its owners over the long term.

U.S. Market Review for 2003

The bull overshadowed the bear in 2003 delivering strong equity market returns after three consecutive years of down markets. The rally began in the second quarter and continued throughout the remainder of the year. The equity indexes delivered double digit returns across the board for the fourth quarter and two to three times that for the full year. Gross domestic product (GDP) grew modestly at the start of the year at just over 1%. GDP growth in the second quarter was 3.3% followed by a surprising 8.2% growth in third quarter. Estimates for fourth quarter growth remain strong. On the credit side, the 1% Fed Funds rate remains near 40 year lows.

The Dow Jones Industrial Average returned over 28% for 2003. Small cap stocks led the markets’ returns with the Russell 2000 returning 47% for the full year. Large cap stocks also finished nicely with the S&P 500 and the Russell 1000 both returning nearly 30% for the year. The NASDAQ satisfied investors with a 51% return. The broad bond market cooled down with the Lehman Aggregate returning just 4% for the year. The Chaconia Income and Growth Fund performed well in 2003 and had a total return for the year of 22.7%. Strong performance of holdings in the information technology, consumer discretionary and financial sectors contributed to the gain from equities. Continued low interest rates and improving corporate balance sheets aided the performance of the fixed income holdings in the Fund. Barron’s rated the Chaconia Fund’s 2003 performance in the top five percent of income funds, ranking sixth out of 154 funds in its class.

Not only did the market deliver impressive returns as a whole, but all of the major sectors individually delivered positive returns in 2003. The materials sector was the only sector to return greater than 20% in the fourth quarter and it also delivered a strong 38% return for the year. Information technology companies stood out as the strongest performing companies this year with returns of 47%. Consumer discretionary topped 37% and industrial returns were in line with the broader market at 32%. The utilities and health care sectors also performed well with 2003 returns of 26% and 15%, respectively. The weakest sector for the full year was telecommunications which returned 7% but had a strong fourth quarter at 13%. In all, the market rally in 2003 was supported by all sectors suggesting broad based, real improvement in all segments of the economy.

Sincerely,
/s/ Michael Alexander

Michael Alexander
President

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 5/11/93 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THIS CHART AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.
RUSSELL 1000 GROWTH INDEX - Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted earning growth rates.
RUSSELL 2000 GROWTH INDEX - Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earning growth rates.
WILSHIRE 5000 INDEX - Measures the performance of all U.S. headquartered equity securities with readily available price data.
BLENDED INDEX - Represents an index which consists of a weighting between the S&P 500 and the Lehman US Govt/Credit index.

Average Annual Rate of Return for the Year Ended December 31, 2003

Year Ended December 31, 2003	Five Year Ended December 31, 2003	Since Inception (5/11/93)

22.71% 28.68% 29.75% 48.54% 31.64% 21.48%	-3.55% -0.57% -5.11% 0.86% 0.42% 1.60%	4.48% 11.05% 9.23% 6.79% 10.72% 10.57%

The performance data included above represents past performance and is no guarantee of future results. The investment return and principal value of your investment in the Chaconia Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments
December 31, 2003

Number of
Shares		Value

	LONG-TERM INVESTMENTS - 101.1%
	COMMON STOCKS - 75.7%

	Aerospace - 1.0%
5,500	The Boeing Company	$ 231,770

	Basic Materials - 1.9%
10,500	The Dow Chemical Company	436,485

	Capital Goods - 2.2%
16,300	General Electric Company	504,974

	Consumer Cyclicals - 1.4%
14,200	The TJX Companies, Inc.	313,110

	Consumer Staples - 2.6%
6,800	Target Corporation	261,120
14,000	The Walt Disney Company	326,620

		587,740

	Electric Services - 1.6%
26,700	Calpine Corporation*	128,427
11,200	Duke Energy Corporation	229,040

		357,467

	Financial Services - 13.3%
7,700	Citigroup Inc.	373,758
5,333	Countrywide Financial Corporation	404,508
7,600	Fannie Mae	570,456
4,000	Freddie Mac	233,280
5,000	The Goldman Sachs Group, Inc.	493,650
8,300	Merrill Lynch & Co., Inc.	486,795
8,148	Morgan Stanley	471,525

		3,033,972

	Food & Beverage - 3.7%
17,000	Darden Restaurants, Inc.	357,680
14,000	Yum! Brands, Inc.*	481,600

		839,280

	Health Care - 13.7%
8,000	Abbott Laboratories	372,800
4,000	AmerisourceBergen Corporation	224,600
4,350	Barr Pharmaceuticals Inc.*	334,732
7,900	Beckman Coulter, Inc.	401,557
6,500	Eli Lilly and Company	457,145
19,333	King Pharmaceuticals, Inc.*	295,022
6,500	Merck & Co. Inc.	300,300
11,000	Pfizer Inc.	388,630
8,000	Wyeth	339,600

		3,114,386

	Insurance - 3.0%
10,000	The Allstate Corporation	430,200
4,000	American International Group, Inc.	265,120

		695,320

	Integrated Oils - 7.8%
5,250	Apache Corporation	425,775
8,300	Burlington Resources Inc.	459,654
4,000	Devon Energy Corporation	229,040
16,000	Occidental Petroleum Corporation	675,840

		1,790,309

	See Notes to the Financial Statements.

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments (Continued)
December 31, 2003

Number of
Shares		Value

	Multimedia - 0.8%
10,000	Time Warner Inc.*	$ 179,900

	Mutual Funds - 5.1%
477,123	Trinidad & Tobago Unit Trust Corporation
	First Unit Scheme (f) (a)	1,172,626

	Semiconductors - 5.2%
24,000	Atmel Corporation*	144,240
21,600	Intel Corporation	695,520
7,000	International Rectifier Corporation*	345,870

		1,185,630

	Technology - 7.7%
15,700	Adaptec, Inc.*	138,631
31,400	Corning Incorporated*	327,502
31,200	Flextronics International Ltd.* (f)	463,008
5,000	International Business Machines Corporation (IBM)	463,400
13,300	SunGard Data Systems Inc.*	368,543

		1,761,084

	Telecommunications - 3.9%
9,000	CenturyTel, Inc.	293,580
12,000	SBC Communications Inc.	312,840
8,000	Verizon Communications Inc.	280,640

		887,060

	Transportation - 0.8%
2,500	Union Pacific Corporation	173,700

	Total Common Stocks (cost $15,433,182)	17,264,813

Principal
Amount

	CORPORATE BONDS - 11.7%

	Automotive - 4.3%
$ 300,000	Ford Motor Co.	294,590
	6.500% due 08/01/18
300,000	General Motors Acceptance Corp.	308,042
	7.625% due 06/15/04
350,000	Household Finance Corporation	389,496
	7.200% due 07/15/06

		992,128

	Banking - 0.9%
200,000	American Express Credit Corp.**	212,638
	7.200% due 09/17/07

	Communications - 3.2%
350,000	Cox Communications Inc.	374,437
	6.875% due 06/15/05
350,000	Sprint Capital Corp.	342,742
	6.875% due 11/15/28

		717,179

	Consumer Cyclicals - 1.6%
300,000	Wal-Mart Stores, Inc.	354,472
	7.250% due 06/01/13

	Cruise Lines - 1.7%
350,000	Carnival Corp. (f)	381,500
	6.150% due 04/15/08

	See Notes to the Financial Statements.

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments (Continued)
December 31, 2003

	Total Corporate Bonds (cost $2,445,416)	$ 2,657,917

Principal
Amount		Value

	GOVERNMENT SECURITIES - 13.7%
	U.S. TREASURY OBLIGATIONS - 9.0%

$ 300,000	U.S. Treasury Bond	332,777
	6.000% due 02/15/26
800,000	U.S. Treasury Note	929,875
	6.500% due 02/15/10
800,000	U.S. Treasury Note	783,375
	3.875% due 02/15/13

	Total U.S. Treasury Obligations (cost $1,942,507)	2,046,027

	U.S. GOVERNMENT AGENCY-BACKED MORTGAGE ISSUES - 4.7%

1,000,000	Federal National Mortgage Association (FNMA)	1,080,717
	7.000% due 07/15/05

	Total U.S. Government Agency-Backed Mortgage Issues	1,080,717

	(cost $1,001,319)

	TOTAL INVESTMENTS - 101.1% (cost $20,822,424)	23,049,474

	Liabilities in excess of other assets - (1.1)%	(250,036)

	TOTAL NET ASSETS - 100.0%	$ 22,799,438

*	Non-Income Producing Security
**	Callable Security
a	Affiliated Issuer
f	Foreign Security

See Notes to the Financial Statements.

CHACONIA INCOME & GROWTH FUND, INC.

Statement of Assets and Liabilities		Statement of Operations
December 31, 2003		Year Ended December 31, 2003

ASSETS:		INVESTMENT INCOME:
Investments, at value		Interest income	$ 348,358
Non-affiliates (cost $19,958,153)	$ 21,876,848	Dividend income	283,475
Affiliates (cost $864,271)	1,172,626
Interest receivable	102,344	Total investment income	631,833
Dividends receivable	20,678
Receivable from Fund shares sold	7,372	EXPENSES:
Other assets	7,189	Shareholder servicing and accounting costs	194,935
Total assets	23,187,057	Professional fees	161,788
		Travel and board meeting expenses	132,991
		Advisory fees	128,477
LIABILITIES:		Distribution fees	77,333
Payable to Transfer Agent	60,843	Administration fees	40,859
Accrued distribution fees	53,702	Service fees	38,667
Accrued service fees	48,382	Reports to shareholders	13,167
Payable to Adviser	32,109	Directors fees	11,978
Payable to Custodian	26,655	Custody fees	6,928
Payable for Fund shares redeemed	5,966	Federal and state registration fees	4,696
Other accrued expenses	159,962	Other	30,381

Total liabilities	387,619	Total expenses	842,200

NET ASSETS	$ 22,799,438	NET INVESTMENT LOSS	(210,367)

NET ASSETS CONSIST OF:		REALIZED AND UNREALIZED
Capital stock ($0.01 par value)		GAIN (LOSS) ON INVESTMENTS:
and paid in capital	$ 30,541,607	Net realized loss on investments	(931,461)
Undistributed net investment income	(299,961)	Net realized gain on investments - Affiliates	68,646
Accumulated net realized		Net change in unrealized appreciation /
loss on investments	(9,669,258)	depreciation on investments	5,462,607

Net unrealized appreciation		Net realized and unrealized loss
on investments	2,227,050	on investments	4,599,792

Total net assets	$ 22,799,438	NET INCREASE IN NET ASSETS

		RESULTING FROM OPERATIONS	$ 4,389,425
Shares outstanding (8,000,000 shares authorized)	2,326,572

Net asset value, redemption price
and offering price per share	$ 9.80

See Notes to the Financial Statements.

CHACONIA INCOME & GROWTH FUND, INC.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2003	December 31, 2002

OPERATIONS:
Net investment income (loss)	$(210,367)	$86,262
Net realized loss on investments	(931,461)	(356,624)
Net realized gain on investment - Affiliates	68,646	1,626
Net change in unrealized appreciation/
depreciation on investments	5,462,607	(4,655,437)

Net increase (decrease) in net assets
from operations	4,389,425	(4,924,173)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(95,742)	(147,439)

Total distributions	(95,742)	(147,439)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	792,313	1,022,286
Reinvestment of dividends	66,487	101,267
Payment for shares redeemed	(2,989,939)	(5,650,557)

Net decrease in net assets from
capital share transactions	(2,131,139)	(4,527,004)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,162,544	(9,598,616)

NET ASSETS:
Beginning of year	20,636,894	30,235,510

End of year (including undistributed net
investment income of $(299,961)
and $(62,497), respectively)	$22,799,438	$20,636,894

CHANGES IN SHARES OUTSTANDING:
Shares sold	88,126	119,785
Shares issued to holders in
reinvestment of dividends	6,777	12,643
Shares redeemed	(342,555)	(659,066)

Net decrease	(247,652)	(526,638)

See Notes to the Financial Statements.
CHACONIA INCOME & GROWTH FUND, INC.

Financial Highlights

Year Ended December 31,

	2003		2002	2001	2000	1999

Per Share Data (for a share outstanding throughout the year):

Net asset value,
beginning of year	$8.02		$9.75	$10.57	$12.34	$12.47

Income from investment operations:
Net investment income (loss)	(0.10	)(1)	0.03 (1)	0.02 (1)	0.07	0.14
Net realized and unrealized
gain (loss) on investments	1.92		(1.70)	(0.80)	(1.77)	0.20

Total from investment operations	1.82		(1.67)	(0.78)	(1.70)	0.34

Less distributions:
From net investment income	(0.04)		(0.06)	(0.04)	(0.07)	(0.14)
From net realized gains	-		-	-	-	(0.33)

Total distributions	(0.04)		(0.06)	(0.04)	(0.07)	(0.47)

Net asset value, end of year	$9.80		$8.02	$9.75	$10.57	$12.34

Total return	22.71%		-17.15%	-7.33%	-13.76%	2.73%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$22,799		$20,637	$30,235	$43,260	$62,900

Ratio of expenses to average net assets	3.93%		3.40%	2.91%	1.94%	1.73%

Ratio of net investment income to average
net assets	(0.98)%		0.36%	0.19%	0.54%	1.19%

Portfolio turnover rate	13.70%		16.36%	19.65%	62.44%	65.75%

(1) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

See Notes to the Financial Statements.

CHACONIA INCOME & GROWTH FUND, INC.
Notes to the Financial Statements
December 31, 2003

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Chaconia Income & Growth Fund, Inc. (the “Fund”) is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.
  Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $68,646 and accumulated net realized loss on investments has been increased by $68,646. These differences relate principally to the tax treatment of Passive Foreign Investment Company shares.
  Distributions to Shareholders – Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.
  Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

CHACONIA INCOME & GROWTH FUND, INC.
Notes to the Financial Statements
December 31, 2003

      e.   Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

       f.   Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

             g.  Other – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method.

2.    INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2003, were as follows:

	Purchases	Sales

U.S. Government	$ 819,750	$ 1,129,406
Other	2,108,802	4,179,532

As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$21,130,780

Gross unrealized appreciation	3,912,653
Gross unrealized depreciation	(1,993,959)

Net unrealized depreciation	$1,918,694

Undistributed ordinary income	$8,395
Undistributed long-term capital gain	-

Total distributable earnings	$8,395

Other accumulated gains/losses	$(9,669,258)

Total accumulated earnings/(losses)	$(7,742,169)

At December 31, 2003, the Fund had accumulated capital loss carryforwards of $3,103,208 expiring in 2008, $5,220,744 expiring in 2009, $413,845 expiring in 2010 and $244,113 expiring in 2011. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. In addition, the Fund realized, on a tax basis, a post-October loss through December 31, 2003 of $687,348. This loss is not recognized for tax purposes until the first day of the following fiscal year.

The tax character of distributions during the years ended December 31, 2003 and December 31, 2002 are as follows:

Fiscal Year Ended
	December 31, 2003	December 31, 2002

Distributions paid from:
Ordinary Income	$ 95,742	$ 147,439
Long-term capital gains	-	-

Shareholder Notification of Federal Tax Status (Unaudited)

As of December 31, 2003, the Fund did not have any qualified dividend income to declare under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, 100.0% of the total ordinary income dividends paid during the year ended December 31, 2003 qualifies for the corporate dividends received deduction.

3.  RELATED PARTY TRANSACTIONS

The Fund has an investment advisory and management agreement with Earnest Partners, LLC (the “Adviser”). Under the agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

The Fund pays service fees to certain entities for personal service and/or maintenance of shareholder accounts. Service fees are calculated up to 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund’s shares. The Fund incurred service fees of $38,667 under this agreement during the year ended December 31, 2003.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares of up to 0.50% of the average daily net assets of the Fund. In November 2002, the Fund entered into a distribution agreement with Chaconia Financial Services, Inc. (“CFS”), a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America. For the fiscal year ended December 31, 2003, CFS received $12,808 under this agreement. For the same period, UTC received $63,915 under the Plan.

4.  TRANSACTIONS WITH AFFILIATES

The following company is affiliated, as defined in Section (2)(a)(3) of the Investment Company Act of 1940, with the Chaconia Income & Growth Fund; that is, the President of the Fund also served as Executive Director of the UTC during the period from January 1, 2003 through December 31, 2003.

	Share Balance at			Share Balance at
Name of Issuer	January 1, 2003	Purchases	Sales	December 31, 2003

Trinidad & Tobago Unit Trust	677,123	-	(200,000)	477,123
Corporation-First Unit Scheme*

* Dividends paid to the Fund during the year were $74,953.

CHACONIA INCOME & GROWTH FUND, INC.
Independent Auditors Report

To the Board of Directors and Shareholders of
Chaconia Income & Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chaconia Income & Growth Fund, Inc. (the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 26, 2004

CHACONIA INCOME & GROWTH FUND, INC.

A special meeting of the Fund’s shareholders was held on August 25, 2003 to approve the election of seven (7) directors to the Board of Directors, as follows:

  Hubert Alleyne
  Clarry Benn
  Anthony T. Bryan, Dr.
  John Cole, Dr.
  Renrick Nickie
  Nigel L. Scott
  Roosevelt J. Williams, Dr.

The results of the proxy solicitation on the preceding matter were:

	Votes For	Votes Against	Votes Withheld/Abstentions

Hubert Alleyne	842,009	18,930	-
Clarry Benn	846,298	14,641	-
Anthony T. Bryan, Dr.	834,759	26,180	-
John Cole, Dr.	839,621	21,318	-
Renrick Nickie	846,955	13,984	-
Nigel L. Scott	834,632	26,307	-
Roosevelt J. Williams, Dr.	839,629	21,310	-

CHACONIA INCOME & GROWTH FUND, INC.

Name and Address	Age	Position(s) Held With Registrant	Principal Occupation During Last Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Disinterested Director
Dr. Anthony T. Bryan Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	64	Independent Director	Professor at University of Miami, 9-92 to Present.	1	None
Dr. John A. Cole 400 Chimney Hill Road Columbia, SC 29209	57	Independent Director	Dean of the School of Professional Programs, 8-98 to Present, Benedict College.	1	None
Nigel L. Scott Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	63	Independent Director	Attorney, Scott, Yallery-Arthur, 75 to Present.	1	None
Dr. Roosevelt J. Williams Cipriani College of Labour and Cooperative Studies Churchill Roosevelt Highway Valsayn, Trinidad and Tobago, West Indies	61	Independent Director	Director, Cipriani College of Labour and Cooperative Studies, 8-97 to Present.	1	None
Interested Director
*Hubert H. Alleyne Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	60	Director	Chairman, Unit Trust Corporation Trust, Unit Trust Corporation Financial Services, Unit Trust Corporation Holdings Ltd., 10-02 to 10-03.	1	None
*Clarry Benn Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	61	Director and Chairman	Executive Director of Trinidad and Tobago Unit Trust Corporation, 9-96 to 2-04.	1	None
*Renrick Nickie Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	57	Director	Executive Manager, Marketing and Operations, Trinidad and Tobago Unit Trust Corporation, 8-92 to 12-03.	1	None
Michael Alexander Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	57	President		N/A	N/A
Eutrice Carrington Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	52	Vice President and Treasurer		N/A	N/A
Gayle Daniel-Worrell Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	43	Vice President, Secretary and Compliance Officer		N/A	N/A

* This director is an “interested person” of the Company as that term is defined under the 1940 Act.

Chaconia Income & Growth Fund
Directors & Officers(Unaudited)

DIRECTORS AND PRINCIPAL OFFICERS
Hubert H. Alleyne, Director
Dr. Anthony T. Bryan, Director
Dr. John A. Cole, Director
Nigel L. Scott, Director
Dr. Roosevelt J. Williams, Director
Clarry Benn, Chairman and Director
Renrick Nickie, Director
Michael Alexander, President
Eutrice Carrington, Vice President and Treasurer
Gayle Daniel-Worrell, Vice President, Secretary and Compliance Officer

FOR MORE INFORMATION

More information regarding the Directors of the Fund is in the Fund's Statement of Additional Information.  This report is intended for the fund's shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.  To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the Fund, simply call 1-800-368-3322.

INVESTMENT ADVISER
Earnest Partners, LLC
75 Fourteenth Street, Suite 2300
Atlanta, Georgia, 30309

DISTRIBUTOR
Chaconia Financial Services, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Center
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a) – (d) The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. No “other services” were provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

	FYE 12/31/2003	FYE 12/31/2002

Audit Fees	$24,400	$23,500
Audit-Related Fees	-	-
Tax Fees	$2,800	$2,650
All Other Fees	-	-

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and permitted non-audit services (including the respective fees) provided to the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable for periods ending before January 1, 2004.

Item 10. Controls and Procedures.

  The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.
  There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 11. Exhibits.

  (1) Any code of ethics or amendment thereto. Filed herewith.
  (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
  (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Chaconia Income & Growth Fund, Inc.

By	/s/ Michael Alexander

(Signature and Title)	Michael Alexander
President

Date	March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)	The Chaconia Income & Growth Fund, Inc.

By	/s/ Eutrice Carrington

(Signature and Title)	Eutrice Carrington
Treasurer

Date	March 10, 2004